Exhibit 10.1

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT CREDIT AGREEMENT (this “Amendment”) is made as of April 28, 2025, by and among MDR LANCER, LLC, a Delaware limited liability company, MDR GREENBRIER, LLC, a Delaware limited liability company, and MDR SALISBURY, LLC, a Delaware limited liability company (collectively, whether one or more in number, in any combination, the “Borrower” or “Borrowers”); and WELLS FARGO BANK, NATIONAL ASSOCIATION (“Bank”).

RECITALS:

A.Borrowers and Bank entered into that certain Credit Agreement dated as of June 10, 2022, as modified and amended by that certain Amendment to Credit Agreement dated as of October 1, 2024 (as the same may have been further amended, supplemented, extended, renewed, restated or replaced from time to time, “Credit Agreement”), pursuant to which Bank agreed to issue the Term Loan and Line of Credit to Borrowers on the terms and conditions set forth in the Credit Agreement.  Capitalized terms not otherwise defined in this Amendment shall have the meanings ascribed to them in the Credit Agreement.

B.The Loans were originally evidenced by the Term Note and the Line of Credit Note.

C.Contemporaneously herewith, the Bank, Borrowers and certain other parties have entered into such agreements as are necessary (i) to satisfy and terminate the Line of Credit in full, and (ii) to release that certain Mortgage given by MDR Central Avenue, LLC, a Delaware limited liability company (“MDR Central Avenue”), as mortgagor, dated as of October 1, 2024 and recorded on October 7, 2024 as Document Number 2428109020 in the office of the Register of Deeds of Cook County, Illinois, encumbering real property commonly known as 3535 North Central Avenue, Chicago, IL 60634 and more particularly described therein (the “Released Mortgage”) as collateral for the Loan.

D.By virtue of the transactions described in the preceding Recital C, the undersigned parties have additionally agreed to release MDR Central Avenue as a co-borrower under the Loan.

E.Borrowers have requested and Bank has agreed to amend the Credit Agreement to memorialize (i) the termination of the Line of Credit, (ii) the release of the Released Mortgage as collateral for the Loan, and (iii) the release and removal of MDR Central Avenue as a co-borrower under the Loan.  In connection therewith, the remaining Borrowers and Guarantor desire to reaffirm their respective obligations, liabilities and indebtedness under the Loan Documents and the grant of security interests made therein or contemplated thereby.

F.Borrowers and Bank now desire to execute this Amendment to set forth their agreements with respect to the above referenced matters.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.Definitions.  All capitalized terms used in this Amendment will have the respective meanings assigned thereto in the Credit Agreement unless otherwise defined in this Amendment.
2.Amendment to Credit Agreement.  Subject to the conditions precedent set forth herein, and in reliance on the representations and warranties set forth herein, the Credit Agreement is hereby amended as follows:
(a)MDR Central Avenue, LLC, a Delaware limited liability company, is hereby released as a Borrower under the Agreement and under all other Loan Documents.  Accordingly, each occurrence of the term “Borrower” or “Borrowers” set forth in the Credit Agreement (or in the other Loan Documents specifically including, without limitation, that certain Amended and Restated Term Note dated October 1, 2024) shall mean, collectively, jointly and severally, MDR Lancer, LLC, a Delaware limited liability company, MDR Greenbrier, LLC, a Delaware limited liability company, and MDR Salisbury, LLC, a Delaware limited liability company.
(b)The following text is hereby added to the end of Section 1.1(a) of the Credit Agreement:

As used in this Agreement, “Term Loan” shall also be referred to hereinafter as the “Loan” and “Term Note” shall also be referred to hereinafter as the “Note”.

(c)Section 1.2 of the Credit Agreement entitled “LINE OF CREDIT” is hereby deleted in its entirety.
(d)The first sentence of Section 1.4 of the Credit Agreement is hereby deleted and replaced with the following text:

Borrower has granted to Bank a first lien deed of trust or mortgage encumbering the real property located at (i) 1244 Executive Boulevard, Chesapeake, Virginia 23320, (ii) 1256 Highway 9 Bypass West, Lancaster, South Carolina 29720, and (iii) 2106 Statesville Boulevard, Salisbury, North Carolina 28147 (individually and collectively, the “Real Property Collateral”).

3.Representations and Warranties.  Each Borrower represents and warrants to Bank that:
(a)It has the power and authority to enter into and to perform this Amendment, to execute and deliver all documents relating to this Amendment, and to incur the obligations provided for in this Amendment, all of which have been duly authorized and approved in accordance with its corporate and organizational documents;
(b)This Amendment, and each of the agreements, documents and instruments executed by it pursuant hereto, shall constitute when executed its valid and legally binding obligation, enforceable against it in accordance with the terms thereof;
(c)All representations and warranties made in the Credit Agreement are true and correct as of the date hereof, with the same force and effect as if all representations and warranties were fully set forth herein;
(d)As of the date hereof, it has no offsets or defenses against the payment of any portion of the Loans and no claims against Bank; and
(e)No Event of Default exists, either before or immediately after giving effect to this Amendment.
4.Waiver of Claims.  As a specific inducement to Bank without which the parties hereto acknowledge Bank would not enter into this Amendment and the other documents executed in connection herewith, Borrowers hereby waive any and all claims that such party may have against Bank, as of the date hereof, arising out of or relating to the Credit Agreement or any other Loan Document whether sounding in contract, tort or any other basis.
5.Conditions of Effectiveness.  This Amendment shall become effective upon satisfaction of the following conditions:

(a)Bank shall have received this Amendment duly executed by Borrowers;
(b)Bank shall have received payment of all attorneys’ fees and expenses incurred by Bank in the preparation, negotiation, documentation, execution and delivery of this Amendment; and
(c)Bank shall have executed this Amendment.
6.No Impairment.  This Amendment shall become a part of the Credit Agreement by reference and nothing herein contained shall impair the security now held for the Loans, nor waive, annul, vary or affect any provision, condition, covenant or agreement contained in the Credit Agreement except as herein amended, nor affect or impair any rights, powers or remedies under the Credit Agreement as hereby amended.  Furthermore, Bank does hereby reserve all rights and remedies it may have as against all parties who may be or may hereafter become primarily or secondarily liable for the repayment of the Loans.
7.Ratification; No Novation; Reaffirmation of Grant of Security Interests.  Borrowers promise and agree to pay and perform the obligations under the Loans in accordance with the terms of the Notes, the Credit Agreement and the other Loan Documents, in each case as hereby modified and amended, and further agrees to perform all of their requirements, conditions and obligations under the terms of the Notes, the Credit Agreement and other Loan Documents, as hereby modified and amended, all such documents being hereby ratified and affirmed.  The execution and delivery of this Amendment shall not constitute a novation or accord and satisfaction, or a modification of the lien, encumbrance or security title of the Credit Agreement or other Loan Documents.  Without limiting the generality of the foregoing, all collateral given by Borrowers prior to the date hereof to secure the Loans does and shall continue to secure the Loans under the Notes, the Credit Agreement and under the Loan Documents, in each case as hereby modified and amended and, except as provided in the Credit Agreement and the Loan Documents, no such collateral shall be released until the Loans have been satisfied and completely discharged.  Borrowers expressly reaffirm, ratify, reaffirm, confirm and approve all of the security interests, liens, pledges and mortgages made by it in favor of Bank prior to the date hereof, all of which shall be security for the prompt payment in full when due and the performance of the obligations under the Loans.  All references in the Loan Documents to the Credit Agreement shall hereinafter be deemed to be a reference to such document as amended by this Amendment.
8.Expenses.  This Amendment shall be closed without cost to Bank and all expenses incurred in connection with this closing, including, without limitation, all attorneys’ fees, recording and filing costs and appraisal fees are to be paid by Borrowers.  Bank is not providing legal advice or services to Borrowers.
9.Applicable Law.  This Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia without regard to principles of conflict of laws.
10.Binding Effect.  This Amendment shall be binding on and inure to the benefit of any assignee or the respective successors and assigns of the parties hereto.
11.Counterparts Telecopied Signatures.  This Amendment may be executed in any number of counterparts and by different parties to this Amendment on separate counterparts, each of which, when so executed, shall be deemed an original but all such counterparts shall constitute one and the same instrument.  Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature to this Amendment.

[SIGNATURE PAGE FOLLOWS]

SECOND AMENDMENT TO CREDIT AGREEMENT

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IN WITNESS WHEREOF, the undersigned parties have caused this Amendment to be executed as of the day and year first above written.

BORROWERS:

MDR Lancer, LLC, a Delaware limited liability company

By:	Medalist Diversified Holdings, LP, a Delaware limited partnership, Sole Member

	By:	Medalist Diversified REIT, Inc., a Maryland corporation, General Partner

		By:	/s/ C. Brent Winn, Jr.
		Name:	C. Brent Winn, Jr.
		Title:	Chief Financial Officer

MDR Greenbrier, LLC, a Delaware limited liability company

By:	Medalist Diversified Holdings, LP, a Delaware limited partnership, Sole Member

	By:	Medalist Diversified REIT, Inc., a Maryland corporation, General Partner

		By:	/s/ C. Brent Winn, Jr.
		Name:	C. Brent Winn, Jr.
		Title:	Chief Financial Officer

MDR Salisbury, LLC, a Delaware limited liability company

By:	Medalist Diversified Holdings, LP, a Delaware limited partnership, Sole Member

	By:	Medalist Diversified REIT, Inc., a Maryland corporation, General Partner

		By:	/s/ C. Brent Winn, Jr.
		Name:	C. Brent Winn, Jr.
		Title:	Chief Financial Officer

SECOND AMENDMENT TO CREDIT AGREEMENT

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The undersigned Guarantor hereby joins this Amendment as evidence of its consent and agreement to the terms hereof and hereby reaffirms its obligations of payment and performance under that certain Amended and Restated Continuing Guaranty dated as of October 1, 2024, as the same may have been modified or amended from time to time.

GUARANTOR:

Medalist Diversified REIT, Inc., a Maryland corporation

By:	/s/ C. Brent Winn, Jr.
Name:	C. Brent Winn, Jr.
Title:	Chief Financial Officer

SECOND AMENDMENT TO CREDIT AGREEMENT

[SIGNATURE PAGE]

IN WITNESS WHEREOF, the undersigned party has caused this Amendment to be executed as of the day and year first above written.

BANK:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Daniel DuVal
Name:	Daniel DuVal
Title:	Executive Director